E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2007	2006	2007	2006

Revenues:
Rental and other property	$101,138	$88,118	$383,433	$334,770
Management and other fees from affiliates	1,428	1,504	5,090	5,030
	102,566	89,622	388,523	339,800

Expenses:
Property operating, excluding real estate taxes	25,977	22,457	95,849	85,811
Real estate taxes	8,608	7,475	32,575	28,587
Depreciation and amortization	29,550	20,503	100,389	78,094
Interest	22,003	17,621	80,995	72,898
Amortization of deferred financing costs	1,008	774	3,071	2,745
General and administrative	7,754	7,045	26,273	22,234
Other expenses	800	-	800	1,770
	95,700	75,875	339,952	292,139
Earnings from operations	6,866	13,747	48,571	47,661

Interest and other income	2,856	1,448	10,310	6,176
Equity income (loss) co-investments	353	(319)	3,120	(1,503)
Minority interests	(4,512)	(4,822)	(19,937)	(18,807)
Income before discontinued operations and
income tax provision	5,563	10,054	42,064	33,527
Income tax provision	(400)	(200)	(400)	(525)
Income before discontinued operations	5,163	9,854	41,664	33,002

Income and gain from discontinued operations,
net of minority interests	48,434	7,583	73,974	29,746
Net income	53,597	17,437	115,638	62,748
Dividends to preferred stockholders	(2,310)	(2,377)	(9,174)	(5,145)
Net income available to common stockholders	$51,287	$15,060	$106,464	$57,603

Net income per share - basic	$2.04	$0.64	$4.34	$2.50

Net income per share - diluted	$2.02	$0.63	$4.24	$2.45

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2007	2006	2007	2006

Rental and other property
Rental	$95,786	$83,144	$362,244	$316,022
Other property	5,352	4,974	21,189	18,748
Rental and other property	$101,138	$88,118	$383,433	$334,770

Management and other fees from affiliates
Property management	$934	$1,118	$3,457	$3,523
Development and redevelopment fees	494	208	1,294	329
Promote interest from Fund I	-	178	339	1,178
Management and other fees from affiliates	$1,428	$1,504	$5,090	$5,030

General and administrative
General and administrative	$10,730	$9,875	$37,302	$32,138
Allocated to property operating expenses - administrative	(1,537)	(1,429)	(5,970)	(5,455)
Capitalized to real estate	(1,439)	(1,401)	(5,059)	(4,449)
Net general and administrative	$7,754	$7,045	$26,273	$22,234

Interest and other income
Interest income	$1,290	$1,056	$3,947	$2,719
Lease income, net	1,566	392	6,363	1,570
Gain from sale of marketable securities	-	-	-	1,687
Miscellaneous	-	-	-	200
Interest and other income	$2,856	$1,448	$10,310	$6,176

Equity income (loss) in co-investments
Equity income (loss) in co-investments	$353	$(319)	$1,074	$(1,503)
Gain on sale of co-investment activities, net	-	-	2,046	-
Equity income (loss) in co-investments	$353	$(319)	$3,120	$(1,503)

Minority interests
Limited partners of Essex Portfolio, L.P.	$464	$876	$4,060	$2,985
Perpetual preferred distributions	2,559	2,559	10,238	10,238
Series Z and Z-1 incentive units	198	151	793	605
Third party ownership interests	225	180	687	718
DownREIT limited partners' distributions	1,066	1,056	4,159	4,261
Minority interests	$4,512	$4,822	$19,937	$18,807

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2007	2006	% Change	2007	2006	% Change

Funds from operations
Net income available to common stockholders	$51,287	$15,060		$106,464	$57,603
Adjustments:
Depreciation and amortization	29,754	21,602		102,250	83,034
Gains not included in FFO	(51,905)	(7,090)		(66,470)	(19,666)
Minority interests and co-investments (1)	5,563	2,023		11,665	9,547
Funds from operations	$34,699	$31,595		$153,909	$130,518
FFO per share-diluted	$1.25	$1.19	4.6%	$5.58	$5.01	11.2%

Components of the change in FFO
Non-recurring items:
Fund I - promote interest	-	(178)		(339)	(1,178)
Income generated from TRS activities, net of taxes and expenses	-	(381)		(413)	(837)
Joint venture - promote interest and fees	-	-		(10,068)	(8,221)
Net gain on sale of marketable securities	-	-		-	(717)
Impairment of assets	500	-		500	800
Miscellaneous	-	-		-	(200)
Funds from operations excluding non-recurring items	35,199	31,036		143,589	120,165
FFO excluding non-recurring items per share-diluted	$1.26	$1.17	8.0%	$5.20	$4.62	12.7%

Changes in recurring items:
Same-property NOI	$3,668			$14,917
Non-same property NOI	4,699			19,720
Management fees from joint ventures	102			899
Interest expense and amortization of deferred financing costs	(4,616)			(8,423)
Other items, net	310			(3,689)
	$4,163			$23,424

Weighted average number of shares outstanding-diluted (2)	27,838,516	26,508,994		27,596,668	26,029,774

(1)
For Q4 2007, the amount includes the following adjustments: (i) minority interest related to Operating Partnership units totaling $5.0 million, and (ii) depreciation add back for co-investments totaling $0.6 million.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock, see S-13 for more detail.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2007	December 31, 2006

Real Estate:
Land and land improvements	$670,494	$560,880
Buildings and improvements	2,447,265	2,108,307
	3,117,759	2,669,187
Less: accumulated depreciation	(541,987)	(465,015)
	2,575,772	2,204,172
Real estate - held for sale, net	-	41,221
Real estate under development	233,445	107,620
Investments	64,191	56,318
	2,873,408	2,409,331
Cash and cash equivalents	22,483	23,610
Notes and other receivables	50,536	19,404
Other assets	33,896	33,495
Total assets	$2,980,323	$2,485,840

Mortgage notes payable	$1,262,873	$1,060,704
Mortgage notes payable - held for sale	-	32,850
Exchangeable bonds	225,000	225,000
Lines of credit	169,818	93,000
Other liabilities	102,250	77,852
Deferred gain	2,193	2,193
Total liabilities	1,762,134	1,491,599

Minority interests	261,420	236,120
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	877,649	686,937
Distributions in excess of accumulated earnings	(82,806)	(97,457)
Accumulated other comprehensive (loss) income	(8,988)	(2,273)
Total stockholders' equity	810,857	612,209

Total liabilities and stockholders' equity	$2,980,323	$2,485,840

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - December 31, 2007
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	62%	$1,029,735	6.3%	5.0
Tax exempt variable (1)	14%	233,138	4.5%	22.4
Total mortgage notes payable	76%	1,262,873	6.0%	8.2

Exchangeable bonds (2)	14%	225,000	3.6%

Line of credit - secured (3)	6%	100,000	5.4%
Line of credit - unsecured (4)	3%	61,000	6.2%
Line of credit - unsecured (5)	1%	8,818	5.6%
Total lines of credit	10%	169,818	5.4%

Total debt	100%	$1,657,691	5.7%

			Weighted
	Scheduled principal payments (excludes lines of credit)		Average
			Interest Rate
	2008	$116,357	6.8%
	2009	24,689	7.2%
	2010	154,813	8.0%
	2011	166,545	6.3%
	2012	32,183	5.2%
	Thereafter	993,286	5.1%
	Total	$1,487,873	5.7%

Capitalized interest for the twelve months ended December 31, 2007 was approximately $5.1 million.

(1)	Substianally all tax exempt variable debt is subject to interest rate protection agreements.
(2)	Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.
(3)	Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by eight of Essex's apartment communities.
The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(4)	Unsecured line of credit commitment is $200 million and matures in March 2009.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.
(5)	Unsecured revolving line of credit commitment is $10 million and matures in March 2008.
The underlying interest rate on this line is based on the bank's Prime Rate less 2.0%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - December 31, 2007
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,657,691

Common stock and potentially dilutive securities
Common stock outstanding	24,877
Limited partnership units (1)	2,486
Options-treasury method	150
Total common stock and potentially dilutive securities	27,513	shares

Common stock price per share as of December 31, 2007	$97.49

Market value of common stock and potentially dilutive securities	$2,682,242

Perpetual preferred units/stock	$304,500

Total equity capitalization	$2,986,742

Total market capitalization	$4,644,433

Ratio of debt to total market capitalization	35.7%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2007 and 2006
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)				Total
	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007		2006	% Change	2007	2006	% Change

Revenues:
Same-property revenue	$46,751	$45,732	2.2%	$18,686	$16,465	13.5%	$15,058	$13,598	10.7%		$522	$505	3.4%	$81,017	$76,300	6.2%
Non-same property revenue (2)	8,080	5,605		9,684	4,674		1,724	921			633	618		20,121	11,818
Total Revenues	$54,831	$51,337		$28,370	$21,139		$16,782	$14,519			$1,155	$1,123		$101,138	$88,118

Property operating expenses:
Same-property operating expenses	$14,794	$14,340	3.2%	$6,379	$5,870	8.7%	$5,003	$4,869	2.8%		$319	$367	-13.1%	$26,495	$25,446	4.1%
Non-same property operating expenses (2)	2,588	1,510		3,516	1,731		487	258			1,499	987		8,090	4,486
Total property operating expenses	$17,382	$15,850		$9,895	$7,601		$5,490	$5,127			$1,818	$1,354		$34,585	$29,932

Net operating income (NOI):
Same-property NOI	$31,957	$31,392	1.8%	$12,307	$10,595	16.2%	$10,055	$8,729	15.2%		$203	$138	47.1%	$54,522	$50,854	7.2%
Non-same property NOI (2)
Redevelopment communities	3,927	4,082		3,291	2,826		922	663			-	-		8,140	7,571
Acquired communities	1,565	13		2,877	117		315	-			-	-		4,757	130
Other real estate assets (1)	-	-		-	-		-	-			(866)	(369)		(866)	(369)
Total non-same property NOI	5,492	4,095		6,168	2,943		1,237	663			(866)	(369)		12,031	7,332
Total NOI	$37,449	$35,487		$18,475	$13,538		$11,292	$9,392			$(663)	$(231)		$66,553	$58,186

Same-property operating margin	68%	69%		66%	64%		67%	64%			39%	27%		67%	67%

Same-property turnover percentage	51%	50%		46%	64%		45%	59%			41%	37%		49%	54%

Same-property concessions	$259	$107		$52	$92		$51	$40			$13	$14		$375	$253

Average same-property concessions per turn (3)	$189	$80		$112	$165		$98	$60			$403	$496		$157	$97

Net operating income percentage of total	56%	61%		27%	23%		17%	16%			0%	0%		100%	100%

Loss to lease (4)	$2,698			$5,302			$647			$	n/a			$8,647
Loss to lease as a percentage
of rental income	1.2%			4.8%			0.9%				n/a			2.3%

Reconciliation of apartment units at end of period

Same-property apartment units	10,766			4,012			4,560				302			19,640

Consolidated Apartment Units	12,725	12,965		6,361	5,389		5,005	4,905			302	302		24,393	23,561
Joint Venture	480	480		2,101	2,101		515	515			-	-		3,096	3,096
Under Development (5)	543	543		409	238		127	127			-	-		1,079	908
Total apartment units at end of period	13,748	13,988		8,871	7,728		5,647	5,547			302	302		28,568	27,565

Percentage of total	48%	51%		31%	28%		20%	20%			1%	1%		100%	100%

Average same-property financial occupancy	95.7%	96.3%		97.5%	94.6%		96.7%	96.1%			94.8%	88.1%		96.3%	95.9%

(1)
Other real estate assets consists of one community in Houston, TX, that is classified in same-property results and several other properties including consolidated commercial assets that are classified in non-same property results.  Included in fourth quarter 2007 non-same property operating expenses are $1.1 million for supplemental taxes for prior periods, $0.4 million for commercial office expenses, and $0.5 million for miscellaneous expenses not charged directly to the communities, less $0.5 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)	Includes properties which subsequent to September 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same-property turnover percentage times the same-property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of December 31, 2007.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Twelve months ended December 31, 2007 and 2006
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Revenues:
Same-property revenue	$185,060	$177,336	4.4%	$60,024	$54,887	9.4%	$56,427	$50,852	11.0%	$2,015	$1,980	1.8%	$303,526	$285,055	6.5%
Non-same property revenue (2)	30,030	21,593		39,710	20,737		7,652	4,869		2,515	2,516		79,907	49,715
Total Revenues	$215,090	$198,929		$99,734	$75,624		$64,079	$55,721		$4,530	$4,496		$383,433	$334,770

Property operating expenses:
Same-property operating expenses	$58,356	$56,741	2.8%	$19,192	$18,075	6.2%	$19,740	$18,883	4.5%	$1,378	$1,413	-2.5%	$98,666	$95,112	3.7%
Non-same property operating expenses (2)	9,394	6,219		15,399	7,642		2,202	1,700		2,763	3,725		29,758	19,286
Total property operating expenses	$67,750	$62,960		$34,591	$25,717		$21,942	$20,583		$4,141	$5,138		$128,424	$114,398

Net operating income (NOI):
Same-property NOI	$126,704	$120,595	5.1%	$40,832	$36,812	10.9%	$36,687	$31,969	14.8%	$637	$567	12.3%	$204,860	$189,943	7.9%
Non-same property NOI (2)
Redevelopment communities	15,918	15,361		12,868	11,282		4,430	3,169		-	-		33,216	29,812
Acquired communities	4,718	13		11,443	1,813		1,020	-		-	-		17,181	1,826
Other real estate assets (1)	-	-		-	-		-	-		(248)	(1,209)		(248)	(1,209)
Total non-same property NOI	20,636	15,374		24,311	13,095		5,450	3,169		(248)	(1,209)		50,149	30,429
Total NOI	$147,340	$135,969		$65,143	$49,907		$42,137	$35,138		$389	$(642)		$255,009	$220,372

Same-property operating margin	68%	68%		68%	67%		65%	63%		32%	29%		67%	67%

Same-property turnover percentage	55%	53%		48%	56%		58%	59%		34%	46%		54%	55%

Same-property concessions	$985	$517		$173	$158		$109	$121		$57	$79		$1,323	$875

Average same-property concessions per turn (3)	$169	$91		$95	$82		$41	$46		$100	$134		$122	$81

Average same-property financial occupancy	95.6%	96.3%		96.8%	96.7%		96.3%	96.8%		92.5%	90.6%		95.9%	96.5%

(1)
Included in Other real estate assets is one community in Houston, TX, that is classified in same-property results and other rental properties including commercial properties that are classified in non-same property results.  Included in 2007 non-same property operating expenses are $0.5 million for supplemental taxes for prior periods, $1.3 million for commercial office expenses, and $3.1 million for miscellaneous expenses not charged directly to the communities, less $2.1 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)	Includes properties which subsequent to January 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same-property turnover percentage times the same-property apartment units.

See Company's 10-K and 10-Q for additional disclosures
S-7.1

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2007, December 31, 2006 and September 30, 2007
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		December 31,	December 31,		December 31,	December 31,		September 30,	Sequential
Region	Units	2007	2006	% Change	2007	2006	% Change	2007	% Change

Southern California
Ventura County	2,844	$1,392	$1,364	2.1%	$11,902	$11,759	1.2%	$11,929	-0.2%
Los Angeles County	2,754	1,741	1,645	5.8%	14,895	14,453	3.1%	14,856	0.3%
Orange County	2,037	1,534	1,490	3.0%	9,389	9,175	2.3%	9,368	0.2%
San Diego County	2,616	1,068	1,039	2.8%	8,556	8,389	2.0%	8,447	1.3%
Santa Barbara County	239	1,750	1,663	5.2%	1,324	1,259	5.2%	1,208	9.6%
Riverside County	276	830	811	2.3%	685	697	-1.7%	673	1.8%

Total same-property	10,766	1,423	1,373	3.6%	46,751	45,732	2.2%	46,481	0.6%

Ventura County	160	1,317			616	13		635	-3.0%
Los Angeles County	1,036	1,569			4,325	4,345		4,340	-0.3%
San Diego County	655	1,365			2,697	1,247		2,634	2.4%
Santa Barbara County	108	1,366			442	-		426	3.8%

Non-same property	1,959	1,469			8,080	5,605		8,035	0.6%

Northern California
San Francisco MSA	175	1,747	1,596	9.5%	930	831	11.9%	894	4.0%
Santa Clara County	1,870	1,581	1,437	10.0%	9,027	8,080	11.7%	8,904	1.4%
San Mateo County	697	1,518	1,244	22.0%	3,182	2,461	29.3%	2,983	6.7%
Alameda County	200	1,286	1,168	10.1%	800	707	13.2%	765	4.6%
Contra Costa County	1,070	1,476	1,417	4.2%	4,747	4,386	8.2%	4,724	0.5%

Total same-property	4,012	1,535	1,392	10.3%	18,686	16,465	13.5%	18,270	2.3%

Santa Clara County	578	1,452			2,537	1,311		1,857	36.6%
San Mateo County	71	1,626			356	203		333	6.9%
Alameda County	916	1,219			3,296	3,160		3,171	3.9%
Contra Costa County	650	1,586			2,966	-		1,545	92.0%
Other	134	1,324			529	-		532	-0.6%

Non-same property	2,349	1,396			9,684	4,674		7,438	30.2%

Seattle Metro
Total same-property	4,560	1,048	949	10.4%	15,058	13,598	10.7%	14,729	2.2%

Non-same property	445	1,234			1,724	921		1,675	2.9%

Other real estate assets	302	576	578	-0.3%	522	505	3.4%	508	2.8%

Total same-property revenue	19,640	$1,346	$1,266	6.3%	$81,017	$76,300	6.2%	$79,988	1.3%

Total non-same property revenue	4,753	$1,411			$19,488	$11,200		$17,148	13.6%

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Twelve months ended December 31, 2007 and 2006
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue
Region	Units	YTD 2007	YTD 2006	% Change	YTD 2007	YTD 2006	% Change

Southern California
Ventura County	2,844	$1,391	$1,331	4.5%	$47,659	$46,250	3.0%
Los Angeles County	2,754	1,694	1,592	6.4%	58,723	55,562	5.7%
Orange County	2,037	1,517	1,445	5.0%	37,190	35,886	3.6%
San Diego County	2,616	1,055	1,020	3.4%	33,733	32,470	3.9%
Santa Barbara County	239	1,716	1,530	12.2%	5,000	4,437	12.7%
Riverside County	276	820	812	1.0%	2,755	2,731	0.9%

Total same-property	10,766	1,403	1,335	5.1%	185,060	177,336	4.4%

Ventura County	160	1,281			2,443	13
Los Angeles County	1,036	1,537			17,386	16,719
San Diego County	655	1,337			8,920	4,861
Santa Barbara County	108	1,338			1,281	-

Non-same property	1,959	1,438			30,030	21,593

Northern California
San Francisco MSA	175	1,694	1,540	10.0%	3,558	3,267	8.9%
Santa Clara County	1,870	1,529	1,373	11.4%	34,917	31,219	11.8%
Alameda County	200	1,244	1,127	10.4%	3,039	2,783	9.2%
Contra Costa County	1,070	1,454	1,377	5.6%	18,510	17,618	5.1%

Total same-property	3,315	1,496	1,368	9.4%	60,024	54,887	9.4%

Santa Clara County	578	1,404			7,158	5,348
San Mateo County	768	1,412			12,859	3,163
Alameda County	916	1,176			12,930	12,227
Contra Costa County	650	1,586			5,220	-
Other	134	1,349			1,544	-

Non-same property	3,046	1,374			39,711	20,738

Seattle Metro
Total same-property	4,452	1,008	899	12.1%	56,427	50,852	11.0%

Non-same property	553	1,175			7,652	4,869

Other real estate assets	302	578	577	0.2%	2,015	1,980	1.8%

Total same-property revenue	18,835	$1,314	$1,225	7.3%	$303,526	$285,055	6.5%

Total non-same property revenue	5,558	$1,377			$77,393	$47,200

See Company's 10-K and 10-Q for additional disclosures
S-8.1

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - December 31, 2007
(Dollars in millions)

		Estimated Units	Total Costs Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

Belmont Station	Los Angeles, CA	275	$ 55.5	$ 15.6	$ 71.1	Jan-06	May-08	Apr-08	Dec-08
The Grand (1)	Oakland, CA	238	42.0	54.2	96.2	Dec-06	Dec-08	Dec-08	May-09
Fourth Street (2)	Berkeley, CA	171	13.4	56.0	69.4	Apr-08	Feb-10	Feb-10	Aug-10
Consolidated - Development Projects		684	110.9	125.8	236.7

Development Projects - Fund II
Project Name	Location
Eastlake 2851	Seattle, WA	127	24.7	10.7	35.4	Aug-06	Apr-08	Mar-08	Jul-08
Studio 40-41	Studio City, CA	149	30.7	29.9	60.6	Jun-07	Jun-09	Mar-09	Aug-09
Cielo	Chatsworth, CA	119	12.3	27.1	39.4	Jun-07	May-09	May-09	Sep-09

Fund II - Development Projects		395	67.7	67.7	135.4

	Total - Development Projects	1,079	178.6	193.5	372.1

Predevelopment Projects

Project Name	Location
Broadway Heights (3)	Seattle, WA	-	-	-	-	Apr-08	Jan-10	Jan-10	Nov-10
Essex-Hollywood	Hollywood, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Dec-10
Tasman Place (4)	Sunnyvale, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Sep-11
Cadence Campus	San Jose, CA	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Main Street (3)	Walnut Creek, CA	-	-	-	-	Jan-10	Jan-12	Jan-12	Jul-12

Total - Predevelopment Projects		1,658	97.1	411.3	508.4

Land Held for Future Development (5)

Project Name	Location
City Centre	Moorpark, CA	200	-	-	-
Citiplace	San Diego, CA	141	-	-	-
Park Boulevard (6)	Palo Alto, CA	27	-	-	-
90 Archer	San Jose, CA	42	-	-	-
View Pointe	Newcastle, WA	24	-	-	-

		434	25.5	-	25.5

Grand Total - Development Pipeline		3,171	$ 301.2	$ 604.8	$ 906.0

(1)	Development project includes approximately 7,800 square feet of retail space.
(2)	Development project includes approximately 15,500 square feet of retail space.
(3)	The Company has entered into a joint venture development project with a third-party to develop this property. Essex will have a 50% interest in the project.
(4)	Property in contract to be purchased by the Company with non-refundable deposits and option payments.
(5)	The Company owns land in various stages of entitlement that is being held for future development.
(6)	The Company has entered into an option agreement to sell a land parcel to the City of Palo Alto. During the option period the Company will continue to complete the entitlement process.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - December 31, 2007
(Dollars in thousands)

			Total	Estimated	Estimated		NOI		YTD 2007	Units completed
			Incurred	Remaining	Total	Redevelopment	For the twelve months ended		Rehab	and available
	Region/Project Name	Units	To Date	Cost	Cost	Start Date	2007	2006	Vacancy Loss	for rent

	Approved - Redevelopment Projects (1)
	Woodland Commons, Bellevue, WA	236	$ 1,240	$ 10,539	$ 11,779	Jun-07
	Foothill Commons, Bellevue, WA	360	1,298	17,506	18,804	Jun-07
	Marina Cove, Santa Clara, CA	292	805	9,053	9,858	Jun-07
		888	3,343	37,098	40,441
	Active - Redevelopment Projects
	Southern California
	Mira Monte, Mira Mesa, CA (2)	355	5,900	160	6,060	Sep-04	$ 3,705	$ 3,271	$ 27	350
	Avondale at Warner Center, Woodland Hills, CA	446	11,188	2,882	14,070	Oct-04	5,001	4,751	124	198
	Pathways, Long Beach, CA	296	5,788	4,933	10,721	Jun-06	3,419	3,591	423	162
	Highridge, Rancho Palos Verdes, CA	255	1,976	14,087	16,063	Jan-07	3,793	3,749	46	7
		1,352	24,852	22,062	46,914		15,918	15,362	620	717
	Northern California
	The Montclaire - Phase I - III, Sunnyvale, CA	390	5,688	9,418	15,106	Aug-06	4,330	3,753	266	169
	Boulevard (Treetops), Fremont, CA	172	5,757	2,630	8,387	Sep-06	1,455	1,424	140	46
	Bridgeport (Summerhill Commons), Newark, CA	184	3,869	717	4,586	Oct-06	2,038	1,651	8	-
	Wimbledon Woods, Hayward, CA (3)	560	7,195	2,155	9,350	Oct-06	5,044	4,454	8	3
		1,306	22,509	14,920	37,429		12,867	11,282	422	218
	Seattle Metro (4)
	Palisades - Phase I and II, Bellevue, WA (2)	192	6,461	490	6,951	Sep-04	1,812	1,133	9	192
	Sammamish View, Bellevue, WA (3)	153	3,875	-	3,875	Dec-05	1,521	1,251	166	153
		345	10,336	490	10,826		3,333	2,384	175	345

	Total Active - Redevelopment Projects	3,003	57,697	37,472	95,169		32,118	29,028	1,217	1,280

	Consolidated - Redevelopment Projects	3,891	61,040	74,570	135,610		32,118	29,028	1,217	1,280

	Redevelopment Projects - Fund II
	Regency Tower - Phase I - II, Oakland, CA	178	3,727	749	4,476	Nov-05	1,551	1,101	30	96
	The Renaissance, Los Angeles, CA	168	3,632	1,368	5,000	Oct-06	2,175	666	299	137
	Fund II - Redevelopment Projects	346	7,359	2,117	9,476		3,726	1,767	329	233

	Grand Total - Redevelopment Pipeline	4,237	$ 68,399	$ 76,687	$ 145,086		$ 35,844	$ 30,795	$ 1,546	1,513

(1)	Operations at these communities were not destabilized as of Q4 2007, and therefore the communities are classified in Same-Property operations.
(2)	This community was restabilized during the end of first quarter of 2007, and will be included in Same-Property operations starting the second quarter of 2008.
(3)	This community was restabilized during the end of third quarter of 2007, and will be included in Same-Property operations starting the fourth quarter of 2008.
(4)	Bridle Trails, a 108-unit community in Kirkland, WA, was added back to Same-Property results in Q3 2007, and will be added to YTD Same-Property results in 2008.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Investments - December 31, 2007		Essex	Total Fund			Property Revenue			NOI
(Dollars in thousands)		Book	Original		Debt	For the twelve months ended			For the twelve months ended
		Value	Cost	Units	Amount	2007	2006	% Change	2007	2006	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
	Southern California
	Parcwood, Corona, CA			312	$25,353
	Renaissance, Los Angeles, CA			168	23,236
	Total Southern California			480	48,589	$7,784	$5,125	51.9%	$4,673	$2,943	58.8%
	Northern California
	Alderwood Park, Newark, CA			96	7,062
	Carlmont Woods, Belmont, CA			195	12,913
	Davey Glen, Belmont, CA			69	6,654
	Enclave, San Jose, CA			637	80,606
	Harbor Cove, Foster City, CA			400	34,821
	Regency Tower, Oakland, CA			178	11,052
	Total Northern California			1,575	153,108	26,696	22,342	19.5%	15,775	12,418	27.0%
	Seattle Metro
	Echo Ridge, Snoqualmie, WA			120	13,253
	Morning Run, Monroe, WA			222	13,703
	Tower @ 801, Seattle, WA			173	19,310
	Total Seattle Metro			515	46,266	7,820	7,200	8.6%	4,739	4,270	11.0%

	Total - Operating Communities			2,570	247,963	$42,300	$34,667	22.0%	$25,187	$19,631	28.3%

Fund II - Development Pipeline (2)
	Eastlake 2851 on Lake Union, Seattle, WA			127	15,159
	Studio 40-41, Studio City, CA			149	8,650
	Cielo, Chatsworth, CA			119	1,071
	Total - Development Communities			395	24,880

	Line of credit				4,400

	Total - Fund II	$57,699	$513,383	2,965	$277,243

	Capitalized costs	720
		58,419
Waterstone at Fremont (formerly
	known as Mountain Vista) (3)	1,182
Other (4)		4,590

		$64,191

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceds cetain financial return benchmarks.
(2)	See S-9 for more detail about the Fund II Development Pipeline.
(3)	The Company recorded $0.2 milion in preferred interest payments in Q4 2007, and unpaid preferred interest of approximately $7.5 million was paid in January 2008.
(4)	Other investments include one development joint venture in preliminary stages located in Southern California totaling $4.1 million and a real estate technology investment.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - December 31, 2007
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions for operating properties:

					Operations for the quarter ended
	Balance as of December 31, 2007				December 31, 2007
	Investment in	Related	Minority	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

DownREITs:
Anchor Village	$ 11,433	$ 10,750	$ 2,578	117,154	$ 757	$ 296	$ 461
Barkley Apartments	9,244	4,883	2,369	80,302	646	233	413
Brookside Oaks	35,091	14,130	3,974	99,073	711	229	482
Capri at Sunny Hills	17,175	19,150	4,314	179,366	620	148	472
Brentwood Apartments	15,679	9,334	2,568	58,884	615	167	448
Hidden Valley (Parker Ranch)	44,192	33,303	6,089	62,647	1,324	315	1,009
Highridge Apartments	22,609	44,807	6,484	312,633	1,363	396	967
Montejo Apartments	8,984	5,812	1,596	38,038	479	154	325
Thomas Jefferson Apartments	27,248	19,859	7,067	62,873	707	225	482
Treehouse Apartments	11,845	7,825	3,299	75,700	604	198	406
Valley Park Apartments	16,324	9,913	1,275	56,633	745	181	564
Villa Angelina Apartments	21,037	13,405	3,003	57,709	997	267	730

	240,861	193,171	44,616	1,201,012	9,568	2,809	6,759

Other Co-investments:
Derian Office Building (2)	16,087	-	-	n/a	483	144	339
Hillsdale Garden Apartments (3)	115,537	-	21,662	n/a	3,182	1,289	1,893

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.
(2)	Essex has mortgage loans to the owners of this property with an aggregate principal balance in excess of the book value of the property as of December 31, 2007.
(3)
During the second quarter of 2007, the Company entered into a joint venture partnership with a third-party, and the Company contributed the improvements to the property for a 81.5% interest and the joint venture partner contributed the title to the land for an 18.5% interest in the partnership.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - December 31, 2007
(Dollars in thousands)

Income from Discontinued Operations

For the three months ended December 31, 2007, the Company sold four apartment communities in the Portland metro, and during the nine months ended September 30, 2007, the Company sold condominium units at Peregrine Point, and during the three months ended March 31, 2007, the Company sold the City Heights property which was held for sale as of December 31, 2006.  For the year ended December 31, 2006, the Company sold the Vista Capri East, Casa Tierra, Vista Pointe, and Emerald Palms apartment communities, as well as the Diamond Valley Recreational RV park, and condominium units at Peregrine Point.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	$2007	$2006
Rental revenues	$1,558	$4,600	9,466	19,537
Interest and other income	-	20	290	41
Revenues	1,558	4,620	9,756	19,578

Property operating expenses	(470)	(1,754)	(3,779)	(7,611)
Interest expense	-	(580)	(416)	(2,314)
Depreciation and amortization	(204)	(1,099)	(1,861)	(4,940)
Minority interests	(73)	(284)	(129)	(1,199)
Expenses	(747)	(3,717)	(6,185)	(16,064)
Gain on sale (1)	51,905	7,471	52,874	20,503
Gain on sale - City Heights	-	-	78,306	-
Equity income co-investments	-	-	-	238
Promote interest and subordination fees	-	-	10,290	8,221
Minority interests - OP units	(4,282)	(791)	(6,443)	(2,730)
Minority interests - City Heights	-	-	(64,624)	-
Net gain on sale of real estate	47,623	6,680	70,403	26,232

Income from discontinued operations	$48,434	$7,583	73,974	29,746

Common Stock Equivalents

	Q4 2007	Actual	YTD 2007
	Weighted Avg.	As of 12/31/07	Weighted Avg.
Common Shares	25,082,481	24,876,737	24,548,003
Stock Options	149,556	149,556	234,340
Exchangeable Bonds	119,621	-	318,631
Weighted Avg. Shares Diluted - EPS	25,351,658	25,026,293	25,100,974
Vested Series Z Incentive Units	213,205	213,205	213,126
Operating Limited Partnership Units	2,273,653	2,273,472	2,282,568
Weighted Avg. Shares Diluted - FFO	27,838,516	27,512,970	27,596,668

(1)
For 2007, amount includes gain on sale of the four Portland properties and Peregrine Point condominum units. The gain on sale and related minority interest recorded in Q1 2007 for City Heights is presented separately.

See Company's 10-K and 10-Q for additional disclosures